UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2023

INNOVATIVE EYEWEAR, INC.

(Exact name of registrant as specified in its charter)

Florida	001-41392	84-2794274
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11900 Biscayne Blvd., Suite 630 North Miami, Florida	33181
(Address of principal executive offices)	(Zip Code)

(786) 785-5178

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUCY	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LUCYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 4, 2023, Innovative Eyewear, Inc. (the “Company”) completed its 2023 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock, par value $0.00001 of the Company (the “Common Stock”) entitled to vote at the Annual Meeting was 8,417,239 shares. Stockholders were entitled to one vote for each share of Common Stock owned. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 6,216,661 shares of Common Stock.

Proposal No. 1 – Election of directors

The Company’s stockholders elected Harrison R. Gross, Kristen McLaughlin, Louis Castro, and Olivia C. Bartlett to serve until the 2024 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal or otherwise is disqualified from serving as a director of the Company. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Harrison Gross	5,379,865	240,173	596,623
Kristen McLaughlin	5,382,068	237,970	596,623
Louis Castro	5,388,047	231,991	596,623
Olivia Bartlett	5,379,124	240,914	596,623

Proposal No. 2 – Ratification of the appointment by the Board of the Company of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023

The Company’s stockholders ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

For	Against	Abstain
5,888,203	324,898	3,560

Proposal No. 3 – Approval, on a nonbinding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2022

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ending December 31, 2022. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
5,353,810	258,331	7,897	596,623

Proposal No. 4 – Frequency of the nonbinding advisory vote regarding the executive compensation of named executive officers, every one (1), two (2) or three (3) years

The Company’s stockholders recommended, on a non-binding advisory basis, three (3) years as the frequency with which the Company should hold future non-binding advisory votes on the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”). The voting results were as follows:

One (1)	Two (2)	Three (3)	Abstain
309,932	22,925	5,281,765	5,416

Consistent with a majority of the votes cast with respect to this proposal and with the recommendation of the Board, the Company will hold Say-on-Pay Votes every year, unless the Board determines, in its discretion, to hold votes on a different frequency. The next non-binding advisory vote regarding the frequency of the Say-on-Pay Vote is required to occur no later than the annual meeting occurring six years after the Annual Meeting (which will be the Company's 2029 annual meeting of stockholders).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2023

Innovative Eyewear, Inc.

/s/ Harrison Gross
Name:	Harrison Gross
Title:	Chief Executive Officer

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